UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 5, 2020

(Date of Report – date of earliest event reported)

Aptose Biosciences Inc.

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Consumers Road, Suite 1105 Toronto, Ontario, Canada M2J 4R3		M2J 4R3
(Address of Principal Executive Offices)		(Zip Code)

(647) 479-9828

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2020, Aptose Biosciences Inc. entered into an Equity Distribution Agreement (the ”EDA”) with Piper Sandler & Co. and Canaccord Genuity LLC, as agents, in connection with the establishment of an “at-the-market” sales facility. Under the terms of the EDA, Aptose may, from time to time, issue and sell through the placement agents, up to an aggregate of $75,000,000 of its common shares through “at-the-market” distributions on the Nasdaq Capital Market. Aptose will determine, at its sole discretion, the time, price and number of common shares to be sold under the EDA. Under the EDA, no common shares will be sold on the Toronto Stock Exchange or on other trading markets in Canada. The EDA contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agent, other obligations of the parties and termination provisions. The Company has no obligation to sell any of the common shares under the EDA.

In conjunction with the establishment of the “at-the-market” sales facility, Aptose filed a prospectus supplement with the Securities and Exchange Commission on May 5, 2020 to its short form base shelf prospectus, dated January 9, 2020.

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2020, Aptose issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On May 5, 2020, Aptose issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 5.1	Opinion of McCarthy Tetrault LLP

Exhibit 10.1	Equity Distribution Agreement, dated May 5, 2020, among Aptose Biosciences Inc., Piper Sandler & Co. and Canaccord Genuity LLC

Exhibit 23.1	Consent of McCarthy Tetrault LLP (included in Exhibit 5.1)

Exhibit 99.1	Press Release, dated May 5, 2020

Exhibit 99.2	Press Release, dated May 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 5, 2020

APTOSE BIOSCIENCES INC.

By:	/s/ Gregory K. Chow
Name:	Gregory K. Chow
Title:	Executive Vice President & Chief Financial Officer

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